Cash, Cash Equivalents, and Marketable Securities	12 Months Ended
Dec. 31, 2023
Cash and Cash Equivalents [Abstract]
Cash, Cash Equivalents, and Marketable Securities

NOTE 3 – CASH, CASH EQUIVALENTS, AND MARKETABLE SECURITIES

As of December 31, 2022, the Company’s cash, cash equivalents, and marketable securities consisted of cash, money market funds, and fixed income mutual funds. The fixed-income mutual funds did not have stated contractual maturity dates; however, the underlying investments held by the funds had an average maturity of less than two years. As of December 31, 2023, the Company’s cash and cash equivalents consisted of cash and money market funds. The following table summarizes, by major security type, the Company’s cash, cash equivalents, and marketable securities that are measured at fair value on a recurring basis and are categorized using the fair value hierarchy (in thousands):

	As of December 31, 2023
	Cost	Net Unrealized Gains (Losses)	Total Fair Values	Cash and Cash Equivalents
Cash	$16,479	$—	$16,479	$16,479
Level 1:
Money market funds	100,608	—	100,608	100,608
Total	$117,087	$—	$117,087	$117,087

	As of December 31, 2022
	Cost	Net Unrealized Losses	Total Fair Values	Cash and Cash Equivalents	Marketable Securities
Cash	$11,652	$—	$11,652	$11,652	—
Level 1:
Money market funds	3,035	—	3,035	3,035	—
Mutual funds	90,465	(4,313)	86,152	—	86,152
Total	$105,152	$(4,313)	$100,839	$14,687	$86,152

For the years ended December 31, 2022 and 2023, the Company recorded realized losses of $0.8 million and realized gains of $1.2 million on the sale of marketable securities, respectively, within other expense, net in the consolidated statements of operations. As of December 31, 2022 and 2023, the Company did not have material gross unrealized gains with respect to marketable equity securities.